united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/2017

Item 1. Reports to Stockholders.

Equinox MutualHedge Futures Strategy Fund

Class A, Class C, and Class I Shares

Annual Report
September 30, 2017

1-888-643-3431
WWW.EQUINOXFUNDS.COM

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer to buy shares of the Equinox MutualHedge Futures Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

EQUINOX MUTUALHEDGE FUTURES STRATEGY FUND
Annual Letter to Shareholders for the year ended September 30, 2017

Equinox MutualHedge Futures Strategy Fund (the “Fund” or “MutualHedge”) began trading on December 31, 2009. For the fiscal year, October 1, 2016 through September 30, 2017, the Fund’s Class A Shares (with No Load) returned –5.67%, Class A Shares (with Maximum Load) returned -11.11%, Class C Shares returned –6.41%, and Class I Shares returned –5.37%. During the period, the Fund’s Class I Shares outperformed the Barclay BTOP50 Index® (the “Managed Futures Index”) which returned –6.79%, but lagged well behind the performance of US equities (S&P 500® Total Return Index, the “Equities Index”), which returned 18.61%.1

The Fund has remained virtually uncorrelated to equities since its inception, posting a 0.02 correlation coefficient relative to the Equities Index. Like the managed futures asset class as a whole, the Fund offers the potential for diversification benefits when added to traditional investment portfolios that have equities as their core holding.

FUND STRATEGY

The Fund’s investment objective is to achieve capital appreciation in both rising and falling equity markets, with an annualized level of volatility that is generally lower than the historical level of volatility experienced by the Equities Index. Since inception, the Fund’s investment advisor, Equinox Institutional Asset Management, LP (“Equinox” or the “Advisor”) has kept the volatility of the Fund’s returns generally at around 8.7%.

The Advisor pursues the Fund’s investment objectives mainly by investing in (i) fixed-income securities, and (ii) global derivatives markets, through the proprietary programs of one or more commodity trading advisors (“CTAs”), which are often labeled “managed futures” programs.

The Advisor draws on its extensive experience in the managed futures space to select CTA programs and, by analyzing the interrelationships among them, to combine them in a portfolio that seeks to offer more consistent performance potential with lower volatility than individual CTA programs. The portfolio is designed to be diversified across (i) trading methodologies (e.g., trend-following, global macro trading, relative value trading); (ii) trading time horizons (short-term, medium-term, long-term); (iii) sectors (energy, metals, agricultural commodities, equity indices, interest rates, currencies); and (iv) geography. The Advisor seeks to manage the risk of the portfolio by monitoring key parameters such as returns, volatility, drawdowns, value at risk (VaR), and sector exposures. While the portfolio is actively managed, it does not express or incorporate tactical views on markets or CTA programs; rather, the Advisor emphasizes strategic allocation and long-term risk-adjusted returns.

[1]	The Equinox MutualHedgeFutures Strategy Fund data source: Gemini Fund Services, LLC. The Managed Futures Index and Equities Index data source: Morningstar Direct.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

PORTFOLIO AND PLATFORM EVOLUTION

As of September 30, 2017, the Fund’s portfolio consisted of the 15 CTA programs. Four global macro programs (H2O, IPM, QMS, and Systematica) represented about 32% of the Fund’s portfolio (vs. 26% last year), while four diversified intermediate- to long-term trend-following programs (KeyQuant, Quantica, Quest, and WNTN) represented approximately 22% of the Fund’s portfolio (vs. 34%). Three spread/relative-value/commodity trading programs (Arctic Blue, EvE, and Moody) represented approximately 16% (vs. 15%), while three short-term trading programs (Crabel, QIM and Quantmetrics) had a 24% allocation (vs. 17%). The remaining 6% (vs. 8%) was allocated to FORT (contrarian). The Adviser believes that this greater diversification across trading styles and horizons has the potential, over time, to earn positive returns under varying market conditions while keeping the volatility of the Fund’s returns within the target range mentioned earlier. It is worth mentioning that the above allocations are based on “notional trading,” whereas the Adviser employs a modified “risk-parity” allocation approach.

Table 1 displays the Fund’s quarter-by-quarter allocations to CTA programs. Three trading programs have been added during the fiscal year: Arctic Blue (commodities), QMS (systematic global macro), and Quantmetrics (short-term).

In February, the Fund made an allocation to the Multi Strategy Program (“Program”), managed by QuantMetrics Capital Management, LLC. The strategy employs short-term systematic models with a typical holding period of a few hours to a few days, and seeks to exploit price pressure arising from the predictable behavioral biases of certain market agents. The strategy seeks to provide notable returns in low volatility environments as well as significant downside protection at times of market stress.

In March, the Fund allocated to the Financials Only Global Macro strategy managed by QMS Capital Management, LP. This is a quantitative, systematic, trading program, well-diversified across financial futures (stocks, bonds, currencies), that employs a range of conceptual investing themes, modeling approaches, and trading time-horizons. The program seeks to add value by combining lower-frequency fundamental economic views with higher-frequency trades driven by market-based signals.

In May, the Fund allocated to Arctic Blue Capital’s Inuvik, a systematic, commodity-focused strategy that trades a diversified portfolio of break-out (a stock price that moves outside a defined support or resistance level with increased volume), trend, and reversal (anticipating a change in direction of a price trend) models across three time-horizons (short, mid and long term). The models are designed to capture multiple price movements, seeking to benefit from a wide array of market environments. The program has low trade frequency (about 10 to 15 trades per month) and holds positions for between 2 days to 18 months across a set of liquid commodity markets, augmented by the VIXR® Index and the US Dollar index.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

TABLE 1: MUTUALHEDGE PORTFOLIO ALLOCATIONS (Fiscal Year 10/1/16 – 9/30/17)

CTA PROGRAM	9/30/2016	12/31/2016	3/31/2017	6/30/2017	9/30/2017
Arctic Blue Inuvik (Arctic Blue)				3.7%	5.4%
Crabel Capital Management (Crabel)	7.7%	7.7%	9.1%	9.5%	8.9%
Emil van Essen (EvE)	8.2%	8.3%	7.1%	6.7%	6.6%
Fort (FORT)	7.7%	7.3%	7.2%	6.2%	6.0%
H2O Asset Management (H2O)	8.6%	9.5%	9.1%	10.3%	11.4%
IPM Systematic Macro (IPM)	8.1%	8.1%	6.8%	7.8%	8.2%
J E Moody (Moody)	6.3%	6.2%	5.3%	3.7%	4.2%
KeyQuant (KeyQuant)	8.2%	8.1%	5.7%	5.8%	6.0%
QMS Financials Only Global Macro (QMS)			6.0%	5.9%	6.0%
Quantica Capital (Quantica)	7.4%	7.3%	7.1%	6.4%	5.8%
Quantmetrics Capital Management (Quantmetrics)			5.9%	5.9%	5.8%
Quantitative Investment Management (QIM)	9.8%	10.4%	10.4%	10.1%	9.1%
Quest Partners (Quest)	7.9%	7.8%	6.4%	4.4%	3.0%
Systematica Investments (Systematica)	9.5%	9.0%	6.6%	6.4%	6.3%
Winton Capital Management (WNTN)	10.6%	10.3%	7.3%	7.2%	7.3%

Allocations represent the portion of CTA-related investments only, and are presented to illustrate examples of the holdings that the fund has bought and the diversity of areas in which the funds may invest, and may not be representative of the fund’s current or future investments. Portfolio holdings are subject to change and should not be considered investment advice.

ANALYSIS OF FUND PERFORMANCE

As shown in Table 2, the Fund outperformed the Managed Futures Index, but underperformed the Equities Index, which had a stellar year. The Fund’s volatility has been lower than that of the Equities Index. Noteworthy, as well, is the lack of correlation between the Fund and the Equities Index, evidence of the potential diversification provided by this asset class.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

TABLE 2: PERFORMANCE STATISTICS OF THE FUND (10/1/2016 to 9/30/2017)

CORRELATION (1/2010 – 9/2017)

	RETURN	VOLATILITY	FUND	BTOP50	S&P 500®
Fund (A shares, no load)	-5.67%	8.76%	1.0	0.89	0.02
Barclay BTOP50 Index®	-6.79%	4.63%	0.89	1.0	0.06
S&P 500 Total Return Index®	18.61%	5.46%	0.02	0.06	1.0

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Investments in Managed Futures are speculative, involve substantial risk, and are not suitable for all investors. Indices are unmanged. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

FUND PERFORMANCE ATTRIBUTION BY CTA PROGRAM

During the period under review, only three of the Fund’s CTA programs made significant positive contributions to performance (with two others just slightly positive), underscoring a relatively unfavorable climate for the asset class. The best performer was H2O’s discretionary global macro program, while QIM’s short-term pattern recognition trading program, last year’s top performer, was second, followed by IPM’s systematic global macro program. There were six significant detractors from performance (three trend-following programs, two systematic global macro programs, and one short-term trading program), while four others also posted negative years, albeit smaller. The Fund’s fixed-income investments, which now consist only of short-duration (under 15 months) US Treasury securities, were flat for the year. The Fund no longer invests in fixed-income exchange traded funds (ETF), as it did in the past.

TABLE 3: CTA PROGRAM CONTRIBUTIONS TO PERFORMANCE (10/1/2016 to 9/30/2017)

CTA PROGRAM	CONTRIBUTION TO PROGRAM
Arctic Blue Inuvik (Arctic Blue)	-0.26%
Crabel Capital Management (Crabel)	-1.29%
Emil van Essen (EvE)	-0.19%
Fort (FORT)	-0.41%
H2O Asset Management (H2O)	2.91%
IPM Systematic Macro (IPM)	0.90%
J E Moody (Moody)	0.04%
KeyQuant (KeyQuant)	-2.22%
QMS Financials Only Global Macro (QMS)	-2.76%
Quantica Capital (Quantica)	0.05%
Quantmetrics Capital Management (Quantmetrics)	-0.35%
Quantitative Investment Management (QIM)	1.46%
Quest Partners (Quest)	-1.01%
Systematica Investments (Systematica)	-1.52%
Winton Capital Management (WNTN)	-1.02%
Fixed Income Securities	0.00%
TOTAL	-5.67%

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

TABLE 4: FUND PERFORMANCE ATTRIBUTION BY SECTOR (10/1/2016 to 9/30/2017)

SECTOR	CONTRIBUTION TO PERFORMANCE
Currencies	-4.03%
Equity Indices	19.60%
Interest Rates	-10.33%
Agricultural Commodities	-3.81%
Energy	-4.01%
Metals	-3.09%
Fixed Income Securities	0.00%
TOTAL	-5.67%

After three years of being the largest positive contributor, Interest Rates were this year’s worst performer, followed by Currencies, Energy, Agricultural Commodities, and Metals, in that order. Equity Indices flipped from being the last year’s biggest detractor to this year’s only positive contributor. As mentioned earlier, the market climate was generally unfavorable for managed futures.

FUND SECTOR DIVERSIFICATION

The Fund’s sector diversification, as of September 30, 2016 and September 30, 2017, respectively, is shown in the charts below. Exposure to the financial sector (Interest Rates, Equity Indices and Currencies) was about 76% (vs. 70% last year). Energy, Agricultural Commodities, and Metals, in that order, made up the remaining 24%. Equity exposure was higher than last year, while Energy was lower.

The CTA trading programs, to which the Fund allocates, have their own target risk exposures to various sectors, and Equinox takes these into account while selecting managers and constructing the Fund’s portfolio. These are shown below. It is worth noting that these are “gross” risk

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com exposures: a sector that has long positions with risk exposure of say 10% and short positions with risk exposure of say 15% will be shown as having a “gross” risk exposure of 25%, even though its “net” exposure would be -5% (short).

RISK EXPOSURE AS OF 9/30/2017

SECTOR DIVERSIFICATION AS OF 9/30/2016

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

SECTOR DIVERSIFICATION AS OF 9/30/2017

Portfolio holdings are subject to change and should not be considered investment advice.

MARKET COMMENTARY AND OUTLOOK

After three good years in a row, the Fund posted a negative return for the fiscal year.

Q4 of 2016 (the first fiscal quarter for the Fund) was slightly negative (-0.97%).

Brexit and the US election dominated headlines and markets in October 2016. US election fever caused some major ripples in currency markets, with the Mexican Peso rallying steadily through the month as a string of allegations against President Donald Trump surfaced, only to reverse sharply at month-end with the FBI’s announcement of a new probe into Hillary Clinton’s emails, which may eventually have influenced the outcome of the elections. Meanwhile, UK Prime Minister Theresa May declared her intention to trigger Article 50 (“Brexit”) by March 2017, and the British Pound took the spotlight during the clash between UK politics and UK law. The weakening pound and associated inflationary pressure led to a difficult month for Gilts, as the UK market struggled alongside other global bonds. In the US, the possibility of a rate-hike weighed on investors, whilst concerns in Europe centered on signs of policy disagreement within the European Central Bank about its quantitative easing program.

November brought with it the mind-numbing result of the US election, sparking a flight to safety and a significant sector rotation in equities. Global markets were left to puzzle over the President-elect’s cornucopia of contradictory statements, meandering monologues, and peregrinating policies. Key appointments to the cabinet were scrutinized in the hope that they would provide some clarity, but market participants were left hanging for specific policies to materialize. Risk appetite returned as the month progressed, however, amid some expectations

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that proposed tax cuts, a lighter regulatory touch and investment in infrastructure could stimulate growth.

During December, financial markets largely ignored an increasingly unstable geopolitical landscape and reacted instead to the prospects of a stronger US economy. The Fed’s actions and guidance in December, having raised rates and forecast higher borrowing costs for the coming year, were viewed as signals of confidence in the strength of the US economy but also as a material increase in inflation expectations based on the prospect that the Federal Reserve may need to raise interest rates at a faster pace than had been envisioned before the elections.

Q1 of 2017 (the Fund’s second fiscal quarter) was the only positive quarter this fiscal year (+1.89%).

In January, the Trump administration took office and the effects of its first actions were felt widely across the globe. 2016 had finished on a positive note in the equity and dollar markets, with optimism about US growth. In the new year, markets were initially optimistic that Trump’s promises of fiscal stimulus, infrastructure spending, and lower regulatory and taxation burdens would bolster economic growth and prompt faster US interest rate rises, causing fixed-income markets to sell off. However, the optimism evaporated quickly, as the newly formed administration began to announce increasingly protectionist actions, fueling concerns that Trump’s global stance would counteract his fiscal plans. White House rhetoric about alleged currency manipulation, mainly by China, added pressure on the US Dollar, which had reached a 14-year high at the beginning of the month, but later fell amid concerns that Trump’s policies could hurt the US economy. In Europe, Britain’s uncoupling from the EU continued to rumble on and to rattle markets, while Mario Draghi decided to leave the ECB’s QE program unchanged.

In February, equity markets once again rallied. Optimism over economic stimulus, through tax relief and huge infrastructure spending, once again pushed equity markets on both sides of the Atlantic to new highs. In addition, US economic data were stronger than expected and helped to boost risk appetite. Hawkish comments from the Fed at month-end increased the perceived possibility of an early rate hike in March, helping to consolidate equity market up-trends and send the US Dollar higher. In Europe, uncertainty surrounding the upcoming French elections and the possibility of a Le Pen victory continued to weigh on markets, while the increasing probability of a “hard Brexit” caused similar sentiment in the UK.

In the first half of March, strong US employment figures focused market participants’ attention on the US Federal Reserve’s decision on interest rates. The Fed duly delivered the widely expected 25 basis point hike, but maintained its forecasts for a gradual pace of tightening for 2017 and 2018. During the latter part of the month, however, focus shifted to the prospects for Trump’s economic plans, and doubts arose about the pace of fiscal reform. Most equity indices still ended the month positive but only after suffering substantial pullbacks. In South Africa,

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President Zuma caused an uproar, recalling and sacking his Finance Minister, causing investor confidence in South Africa to sink even further. In the energy complex, while the Organization of Petroleum Exporting Countries (OPEC) seemed to be complying with the production curbs agreed upon in January, US crude inventories rose for the ninth straight week and weighed on prices, causing many markets to touch three-month lows during March.

Q2 of 2017 was one of the Fund’s worst quarters since inception. After being up significantly for almost the entire quarter, events during the last week of June proved devastating enough for the Fund’s performance to turn negative for the quarter (–4.41%) and for the fiscal year (–3.55%). June (–5.84%) was one of the worst months since the Fund’s inception. Nor was this performance an aberration: many other CTA programs had similar experiences.

A risk-averse mood dominated markets at the beginning of April, largely driven by US air strikes in Syria and the dispatch of a naval fleet to the Korean peninsula. In addition, a disappointing US jobs report and doubts about Donald Trump’s ability to pass healthcare or tax reform added to the market’s concerns. The first hundred days of the new Presidency ended under the threat of a government shutdown, although this was eventually averted by a last-minute deal in Congress. In the UK, Theresa May called a snap general election, sending the pound to a multi-month high against the dollar, as the market priced in the possibility of a ’soft’ Brexit. Meanwhile, the first round of French presidential elections was deemed “too close to call,” with European stock indices and the Euro selling off as a result.

Global stock markets continued to rise in May, for the seventh consecutive month, fueled by strong US jobs numbers and amid growing expectations of a Fed hike in June. Tech stocks lifted the NASDAQ and the S&P 500 to new all-time highs, and investor optimism led to gains for most European and Asian indices. Centrist Emmanuel Macron’s victory over Eurosceptic Marine Le Pen in the second round of the French presidential election boosted global markets, despite a temporary mid-month reversal in stocks that was driven by political concerns in Brazil. The British pound came under pressure as polls suggested that the ruling party’s lead had narrowed ahead of June’s general election, while the US dollar lost ground against the Euro and Japanese Yen as a scandal around Trump’s ties to Russia intensified in the middle of the month. These developments were accompanied by a brief selloff in equities and rising gold and bond prices. Expectations of cautious monetary policy in the US and ongoing easing in Europe provided further support for fixed-income markets over the course of the month. Crude oil, meanwhile, erased earlier gains to end the month in negative territory after an OPEC deal to extend production cuts did not placate market participants.

Political events, specifically the UK general election and the testimony of former FBI director James Comey on Russian interference in the US election, dominated headlines during the first half of June. Despite the uncertainty, stock markets continued to rise for the most part. But global markets came unglued in the second half of June, as hawkish comments from the heads

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of several central banks, including the European Central Bank, the Bank of England and the Bank of Canada, saw investors pull back from equities and bonds. The situation was exacerbated by a “tech tantrum” triggered by Apple.

The Fed raised rates and outlined plans to unwind its quantitative easing (QE) program, while Mario Draghi triggered a rebound in government bond yields late in the month after expressing optimism on eurozone inflation. The US dollar weakened versus most major currencies; the Japanese yen was the exception, depreciating as the Bank of Japan underlined a commitment to accommodative policy at its June meeting. Brent crude temporarily dropped below $45 for the first time this year, with concerns around oversupply re-emerging. Gold prices drifted lower as interest rates rose.

The volatile last week of trading reversed the Fund’s entire year-to-date positive return, with virtually all sectors contributing to the rout. The rise in global bond yields crushed long positions in European and longer-dated US government bonds. The continued rally in the Euro led to further losses, while the energy sector also suffered, mostly due to net long positions being whipsawed by the intra-month selloff and the subsequent rebound in energy prices. Losses in crops were driven by grain positions, most notably wheat.

Q3 of 2017 was another difficult quarter for the Fund. Performance was positive until the end of August, but the return for September (–3.25%) dragged the quarter into the red (–2.19%). Politics continued to dominate the news headlines in July, although the actual effects of the news on most markets were relatively muted. The failure of “Repeal and Replace Obamacare” and continuing chaos in the White House weighed on the US Dollar. Meanwhile, in the UK, neither the Government nor the opposition could elucidate what exactly Brexit means or implies. Saber-rattling by the Trump administration over North Korea’s missile tests and chatter about possibly reneging on the Iran deal added even more fuel to the fire.

Volatility returned to the markets during August, putting downward pressure on equity markets and the US dollar, while providing a boost to bonds and gold. Geopolitical tensions continued, culminating in a North Korean missile launch over Japan. In the US, the threat of a government shutdown loomed and Hurricane Harvey stirred up volatility in energy and agricultural markets. Further downward pressure on the US dollar came from the Fed, whose Board appeared to be divided in its views on inflation. Comments by Janet Yellen at Jackson Hole seemed to confirm that the Fed would be slow to raise rates.

September turned out to be a “risk-on” month, as stocks rallied and bonds sold off. Oil prices continued their recent turnaround, rallying strongly over the month on fears of a supply gap. Sterling rallied after the Bank of England issued its strongest guidance in a decade that it is poised to raise rates, while Moody’s downgraded the UK’s credit rating, citing the challenges of Brexit. In Germany, Angela Merkel won a fourth term, albeit with a reduced majority, while

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Japan’s Prime Minister Shinzo Abe became the latest leader to call a snap election based on favorable poll ratings.

The VIX® Index has remained in an extremely narrow range since January 2017. After recording only 9 readings below 10% in the 27 years since its inception (in 1990), the Index proceeded to record 24 readings below 10% during the first nine months of 2017. Noted academic and industry pundits began to question the value of the VIX® as a predictor of market uncertainty; one academic called the low levels of the VIX® “the biggest financial mystery of our time.” Many people are now deriding the VIX® as “a fake fear index,” and contending that it is time to switch to other more useful indicators.

The rationale for these types of statements is that there is still rampant uncertainty in the markets. In the US, it centers mainly on Trump’s healthcare, fiscal, and tax policies, and the escalating Russia scandal and its potential outcome(s). In addition, US-North Korea tensions have added a new dimension to previously existing geopolitical stresses. Surprisingly, equity markets have continued to rally but not without an occasional case of the jitters. The Fed itself has remarked that equity prices are “quite high relative to standard valuation measures.” The widely followed Cyclically Adjusted Price-to-earnings (CAPE) Ratio stands at a historical high of almost 31.0, according to creator Nobel laureate Robert Shiller, who has commented that the U.S. stock market “hasn’t been this overvalued except a couple of times around 1929 (the Great Depression) and around 2000.” We are well above the 2007 valuations right before the global financial crisis; still, to be fair, Shiller has also expressed his belief the market could still have room to run. Meanwhile, other market professionals have expressed concerns about increases in the level and volatility of interest rates.

We are a little leery of beginning to sound like a “broken record” in repeating that we believe there is still a lot of latent uncertainty in the markets. In the US, concerns about the Trump administration and the potential outcome of multiple investigations into Russia-related financial and electoral scandals continue, as do the geopolitical stresses in Europe and the Middle East. Climate change continues to rear its ugly head, this year in the form of an unprecedented hurricane season. Surprisingly, equity markets continue to scale new heights while raising the question: how much longer? Opinions about the Fed’s policy on interest rates and its impact still seem likely to evolve over time, depending on the strength of the economy and evidence of inflation.

Investors should bear in mind that CTA programs have historically offered useful diversification benefits, with the potential for attractive risk-adjusted returns over the long run. In fact, managed futures have historically tended to perform well in a wide variety of market conditions, perhaps particularly so during periods of equity market turbulence and volatility expansion. We continue to believe that a significant and strategic allocation to the asset class, while not a “hedge” for equities, nonetheless has the potential to serve investors well in the long run.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

Difficult market conditions, the prevailing climate of economic and geopolitical uncertainty, and the unpredictable nature of financial markets all pose challenges for investors. The Fund’s portfolio as of September 30, 2017 is, we believe, positioned to potentially perform well under these conditions, and Equinox will continually seek to provide the Fund’s investors with what we believe to be the best possible CTA program mix. As always, we encourage investors to focus on holding a portfolio that blends traditional assets with a strategic and meaningful allocation to alternative assets, appropriate for their long-term goals. A well-balanced portfolio may display lower volatility, while also affording opportunities for potential long-term growth. We believe that the managed futures asset class should play an important role in such a portfolio.

Thank you for investing in the Equinox MutualHedge Futures Strategy Fund.

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DEFINITIONS OF TERMS AND INDICES

Article 50 is a clause in the European Union’s Lisbon Treaty that outlines the steps to be taken by a country seeking to leave the bloc voluntarily. A

Commodity Trading Advisor (“CTA”) is a trader who may invest in more than 150 global futures markets. They seek to generate profit in both bull or bear markets, due to their ability to go long (buy) futures positions, in anticipation of rising markets, or go short (sell) futures positions, in anticipation of falling markets.

Brexit is the popular term for the prospective withdrawal of the United Kingom from the European Union.

Contrarian Trading goes against prevailing market trends by buying assets that are performing poorly and then selling when they perform well.

The Cyclically Adjusted Price-to-Earnings Ratio is a valuation measure usually applied to the US S&P 500 equity market. It is defined as price divided by the average of ten years of earnings, adjusted for inflation.

A Derivative Contract is a financial contract which derives its value from the performance of another entity such as an asset, index, or interest rate, called the “underlying”. Derivatives are one of the three main categories of financial instruments, the other two being equities (i.e. stocks) and debt (i.e. bonds and mortgages).

Gilts are bonds that are issued by the British government, and they are generally considered low-risk investments.

Global Macro Trading Strategy is a hedge fund or mutual fund strategy that bases its holdings primarily on the overall economic and political views of various countries, or their macroeconomic principles.

Long Position refers to the buying of a security such as a stock, commodity or currency, with the expectation that the asset will rise in value.

National Association of Securities Dealers Automated Quotations (NASDAQ) is the second-largest exchange in the world by market capitalization

Notional Value is is the total amount of a security’s underlying asset at its spot price.

Quantitative Easing (QE) is a monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

Relative Value Trading Strategy seeks to take advantage of price differentials between related financial instruments, such as stocks and bonds, by simultaneously buying and selling the different securities.

Risk-adjusted return is a mesuare of the return on an investment relative to the risk of that investment, over a specific period, which is generally expressed as a number or rating.

Risk-parity is an approach to investment portfolio management which focuses on allocation of risk, usually defined as volatility, rather than allocation of capital.

S&P 500® Index is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ

Short Position is a position whereby an investor sells borrowed securities in anticipation of a price decline and is required to return an equal number of shares at some point in the future.

Spread Trading (Relative Value Trading) is the simultaneous purchase of one security and sale of a related security as a unit.

A Trend Following strategy generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made.

US Dollar Index is a measure of the value of the US dollar relative to the value of a basket of currencies of the majority of the US’s most significant trading partners.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

Value at Risk (VaR) is a statistical technique used to measure and quantify the level of financial risk within a firm or investment portfolio over a specific time frame.

The VIX® Index (VIX) is a forward-looking measure of equity market volatility. Since its introduction, the VIX is considered by many to be the world’s premier barometer of investor sentiment and market volatility.

5850-NLD-11/08/2017

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

Equinox MutualHedge Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

The Fund’s performance figures* for the periods ended September 30, 2017, as compared to its benchmarks:

	Annualized
				Since Inception	Since Inception
	One Year	Three Year	Five Year	(12/31/09)	(5/24/11)
Equinox MutualHedge Futures Strategy Fund Class A	(5.67)%	3.11%	0.87%	1.41%	N/A
Equinox MutualHedge Futures Strategy Fund Class A with load	(11.11)%	1.08%	(0.32)%	0.64%	N/A
Equinox MutualHedge Futures Strategy Fund Class C	(6.41)%	2.31%	0.12%	0.65%	N/A
Equinox MutualHedge Futures Strategy Fund Class I	(5.37)%	3.38%	1.14%	N/A	1.08%
Barclay BTOP50 Index	(4.95)%	(0.18)%	0.55%	0.57%	(0.31)%
S&P 500 Total Return Index	18.61%	10.81%	14.22%	13.46%	13.15%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The returns would have been lower had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses. The Fund’s total annual operating expenses are 2.06% for Class A shares, 2.81% for Class C shares, and 1.81% for Class I Shares per the January 30, 2017, prospectus. For performance information current to the most recent month-end, please call toll-free 1-888-643-3431.

The Barclay BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclays CTA Universe. For 2017, there are 20 funds in the BTOP50 Index. Investors cannot invest directly in an index.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of September 30, 2017	% of Net Assets
U.S. Treasury Notes	41.6%
Other Assets and Liabilities - Net	58.4%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a detail of the Fund’s holdings. Derivative exposure is included in “Other Assets and Liabilities - Net.”

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2017

Principal		Coupon Rate	Maturity Date	Fair Value
	U.S. TREASURY NOTES - 41.6%
$5,000,000	United States Treasury Note	0.7500	2/28/2018	$4,991,601
20,000,000	United States Treasury Note	0.7500	4/15/2018	19,947,945
27,000,000	United States Treasury Note	0.8750	1/15/2018	26,978,718
5,000,000	United States Treasury Note	0.8750	3/31/2018	4,991,250
20,000,000	United States Treasury Note	0.8750	7/15/2018	19,933,585
5,000,000	United States Treasury Note	1.0000	12/31/2017	4,998,257
20,000,000	United States Treasury Note	1.0000	2/15/2018	19,987,377
5,000,000	United States Treasury Note	1.0000	5/15/2018	4,992,871
	TOTAL U.S. TREASURY NOTES (Cost $107,044,055)			106,821,604

Shares
	SHORT-TERM INVESTMENTS - 16.8%
	MONEY MARKET FUNDS - 16.8%
21,608,980	Goldman Sachs Funds PLC - US$ Liquid Reserves Fund - Administration Share Class, 0.95%* +			21,608,980
21,608,281	JPMorgan Liquidity Funds - US Dollar Liquidity Fund - Premier Share Class, 0.96% * +			21,608,281
				43,217,261

	TOTAL SHORT-TERM INVESTMENTS (Cost $43,217,261)			43,217,261

	TOTAL INVESTMENTS - 58.4% (Cost $150,261,316)			$150,038,865
	OTHER ASSETS AND LIABILITIES - NET - 41.6%			107,023,317
	TOTAL NET ASSETS - 100.0%			$257,062,182

*	Pledged as collateral for swap agreement.

+	This investment is a holding of MutualHedge Fund Limited CFC.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

TOTAL RETURN SWAPS
Notional Value at					Maturity	Unrealized
September 30, 2017	Description	Counterparty	Fixed Rate Paid	Variable Rate Received	Date	Appreciation
42,799,071	BlueCrest Systematic Macro Program Total Return Swap +	Morgan Stanley	One month USD Libor plus 0.30% of the notional value	Total returns of BlueCrest Systematic Macro Program Total Return Swap	8/5/2019	$(142,146)
335,099,293	MutualHedge Financial CTA Trading Program Total Return Swap	Deutsche Bank	0.50% of the notional value	Total returns of MutualHedge Financial CTA Trading Program Total Return Swap	12/31/2018	(4,556,766)

39,967,440	QuantMetrics MultiStrategy Trading Program Total Return Swap	Morgan Stanley	One month USD Libor plus 0.30% of the notional value	Total returns of QuantMetrics MultiStrategy Trading Program Total Return Swap	2/15/2022	(564,560)
218,133,023	Select CTA Trading Program Total Return Swap+	Deutsche Bank	0.50% of the notional value	Total returns of Select CTA Trading Program Total Return Swap	1/31/2022	18,368,252

49,642,157	Single CTA Program Total Return Swap+	Morgan Stanley	One month USD Libor plus 0.27% of the notional value	Total returns of Single CTA Program Total Return Swap	3/7/2020	(116,058)
						$12,988,722

+	This investment is a holding of MutualHedge Fund Limited CFC.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

BlueCrest Systematic Macro Program Total Return Swap Top 50 Holdings ^

FUTURES CONTRACTS
Short Contracts

Number of				Notional Value at	Unrealized Appreciation/
Contracts	Description	Counterparty	Expiration Date	September 30, 2017	(Depreciation)
141	Aluminum LME	Morgan Stanley	Nov-17	7,386,373	$16,878
117	Aluminum LME	Morgan Stanley	Oct-17	6,065,449	(447,338)
57	Australian 10 Year Bond	Morgan Stanley	Dec-17	5,706,539	24,056
94	Canadian Bond	Morgan Stanley	Dec-17	10,160,969	145,754
32	Copper LME	Morgan Stanley	Oct-17	5,237,023	(203,388)
303	Corn	Morgan Stanley	Dec-17	5,380,894	(4,038)
68	E-mini NASDAQ	Morgan Stanley	Dec-17	8,118,244	(37,126)
68	EOE Index	Morgan Stanley	Oct-17	8,607,356	(118,780)
407	ERX Euro Schatz	Morgan Stanley	Dec-17	53,928,637	20,802
422	OMX 30 Index	Morgan Stanley	Oct-17	8,487,383	(303,166)
49	U.S. 10 Year Note	Morgan Stanley	Dec-17	6,107,390	55,949
74	Zinc LME	Morgan Stanley	Oct-17	5,859,564	(680,608)
					(1,531,005)
Long Contracts
551	2 Year Treasury Note	Morgan Stanley	Dec-17	118,938,733	(301,577)
481	5 Year Treasury Note	Morgan Stanley	Dec-17	56,480,289	(263,225)
141	Aluminum LME	Morgan Stanley	Nov-17	7,386,373	54,956
117	Aluminum LME	Morgan Stanley	Oct-17	6,065,449	186,979
118	Australian 3 Year Bond	Morgan Stanley	Dec-17	10,224,461	(46,900)
141	CAC Index	Morgan Stanley	Oct-17	8,900,034	187,953
32	Copper LME	Morgan Stanley	Oct-17	5,237,023	257,995
29	Copper LME	Morgan Stanley	Nov-17	4,632,370	(100,281)
15	Dax Index	Morgan Stanley	Dec-17	5,779,498	64,479
158	ERX BOBL	Morgan Stanley	Dec-17	24,436,533	(62,523)
38	Euro BTP Future	Morgan Stanley	Dec-17	6,094,711	(22,467)
54	Euro BTP Future	Morgan Stanley	Dec-17	7,257,632	10,025
143	FTSE Index	Morgan Stanley	Dec-17	14,076,563	18,123
17	Japan Government Bond	Morgan Stanley	Dec-17	22,983,818	(125,777)
139	Taiwan Index	Morgan Stanley	Oct-17	5,330,663	8,878
74	Zinc LME	Morgan Stanley	Oct-17	5,859,564	667,433
					534,071
					$(996,934)

*	Non-Income producing investment.

^	This investment is not a direct holding of the Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

FORWARD FOREIGN CURRENCY CONTRACTS

		Currency to
		Deliver/					Unrealized Appreciation/
Settlement Date	Counterparty	Receive	Value	In Exchange For	Value	U.S. Dollar Value	(Depreciation)
To Buy:
10/18/2017	Morgan Stanley	AUD	22,552,935	USD	22,552,935	17,667,969	$(262,159)
10/18/2017	Morgan Stanley	CAD	24,626,746	USD	24,626,746	19,748,188	(511,485)
10/18/2017	Morgan Stanley	EUR	25,897,650	USD	25,897,650	30,595,483	(193,936)
10/18/2017	Morgan Stanley	GBP	16,628,011	USD	16,628,011	22,278,209	91,007
10/18/2017	Morgan Stanley	JPY	1,657,282,218	USD	1,657,282,218	14,728,267	(168,667)
10/18/2017	Morgan Stanley	MXN	112,029,491	USD	112,029,491	6,136,975	(184,995)
10/18/2017	Morgan Stanley	NOK	76,350,773	USD	76,350,773	9,589,657	(158,370)
10/18/2017	Morgan Stanley	NZD	18,921,530	USD	18,921,530	13,640,531	(99,700)
10/18/2017	Morgan Stanley	TRY	33,825,041	USD	33,825,041	9,492,321	(299,610)
10/18/2017	Morgan Stanley	ZAR	125,401,366	USD	125,401,366	9,248,978	(426,113)
12/20/2017	Morgan Stanley	BRL	19,762,993	USD	19,762,993	6,249,058	(122,160)
12/20/2017	Morgan Stanley	INR	316,053,505	USD	316,053,505	4,836,567	(78,914)
							(2,415,102)
To Sell:
10/18/2017	Morgan Stanley	USD	15,385,688	AUD	15,385,688	12,053,148	200,147
10/18/2017	Morgan Stanley	USD	39,553,962	CAD	39,553,962	31,718,322	582,480
10/18/2017	Morgan Stanley	USD	24,464,200	EUR	24,464,200	28,902,006	220,824
10/18/2017	Morgan Stanley	USD	13,569,986	GBP	13,569,986	18,181,067	35,656
10/18/2017	Morgan Stanley	USD	3,909,943,374	JPY	3,909,943,374	34,747,667	489,379
10/18/2017	Morgan Stanley	USD	151,424,849	NOK	151,424,849	19,018,961	381,521
10/18/2017	Morgan Stanley	USD	8,218,442	NZD	8,218,442	5,924,675	44,379
10/18/2017	Morgan Stanley	USD	129,933,839	SEK	129,933,839	15,951,458	190,150
10/19/2017	Morgan Stanley	USD	7,977,516	SGD	7,977,516	5,875,440	47,592
12/20/2017	Morgan Stanley	USD	6,379,702,920	KRW	6,379,702,920	5,570,119	63,968
							2,256,096
							$(159,006)

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

EUR - Euro

GBP - Pound Sterling

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

USD - U.S. Dollar

ZAR - South African Rand

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

MutualHedge Financial CTA Trading Program Swap Top 50 Holdings ^

FUTURES CONTRACTS
Short Contracts

Number of				Notional Value at	Unrealized Appreciation/
Contracts	Description	Counterparty	Expiration Date	September 30, 2017	(Depreciation)
776	2 Year Euro-Schatz Future	Deutsche Bank	Dec-17	102,873,891	$40,868
553	2 Year U.S. Treasury Notes Future	Deutsche Bank	Dec-17	119,381,389	196,091
74	3 Month Euro (EURIBOR)	Deutsche Bank	Sep-18	21,913,322	1,078
143	3 Month Sterling	Deutsche Bank	Sep-18	23,781,171	4,511
254	3 Year Australian Treasury Bond Future	Deutsche Bank	Dec-17	59,961,523	84,454
858	5 Year U.S. Treasury Notes Future	Deutsche Bank	Dec-17	100,888,607	618,744
509	10 Year Canadian Govt Bond Future	Deutsche Bank	Dec-17	55,307,121	828,718
40	10 Year Japanese Goverment Bond Future	Deutsche Bank	Dec-17	53,863,785	241,785
315	E-Mini S&P 500	Deutsche Bank	Dec-17	39,534,107	(387,516)
202	Euro-BOBL Future	Deutsche Bank	Dec-17	31,309,137	(1,030)
196	Euro-Bund Future	Deutsche Bank	Dec-17	37,325,307	147,134
397	Euro Dollar	Deutsche Bank	Sep-18	97,488,313	42,661
197	Euro Dollar	Deutsche Bank	Mar-18	48,466,925	(1,863)
165	Euro Dollar	Deutsche Bank	Jun-18	40,548,750	15,166
					1,830,801
Long Contracts
2,565	2 Year Euro-Schatz Future	Deutsche Bank	Dec-17	339,829,672	(350,552)
275	2 Year U.S. Treasury Notes Future	Deutsche Bank	Dec-17	59,326,953	(218,613)
1,287	3 Month Euro (EURIBOR)	Deutsche Bank	Dec-17	381,380,236	(33,999)
996	3 Month Euro (EURIBOR)	Deutsche Bank	Jun-18	295,044,437	(21,519)
871	3 Month Euro (EURIBOR)	Deutsche Bank	Mar-18	258,067,224	(31,355)
754	3 Month Euro (EURIBOR)	Deutsche Bank	Sep-18	223,278,980	(26,910)
551	3 Month Euro (EURIBOR)	Deutsche Bank	Dec-18	163,084,030	(61,396)
442	3 Month Euro (EURIBOR)	Deutsche Bank	Mar-19	130,737,533	(75,265)
57	3 Month Euro (EURIBOR)	Deutsche Bank	Jun-19	16,848,873	(2,437)
110	3 Month Sterling	Deutsche Bank	Mar-18	18,322,722	(19,571)
97	3 Month Sterling	Deutsche Bank	Dec-17	16,180,082	(4,880)
527	5 Year U.S. Treasury Notes Future	Deutsche Bank	Dec-17	61,943,086	(492,117)
267	10 Year Australian Treasury Bond Future	Deutsche Bank	Dec-17	202,862,975	(398,797)
292	10 Year Italian Bond Future	Deutsche Bank	Dec-17	46,539,676	(224,265)
969	10 Year U.S. Treasury Notes Future	Deutsche Bank	Dec-17	121,499,504	(1,217,973)
209	30 Year U.S. Treasury Bonds Future	Deutsche Bank	Dec-17	31,918,219	(432,647)
240	CAD/USD	Deutsche Bank	Dec-17	19,216,800	(445,102)
77	DAX Index Future	Deutsche Bank	Dec-17	29,219,535	524,613
196	E-Mini Dow	Deutsche Bank	Dec-17	21,872,620	347,638
373	Euro-BOBL Future	Deutsche Bank	Dec-17	57,813,407	(205,049)
271	Euro-Bund Future	Deutsche Bank	Dec-17	51,518,570	(363,373)
289	Long Gilt Future	Deutsche Bank	Dec-17	48,013,567	(1,188,220)
191	TOPIX Future	Deutsche Bank	Dec-17	28,385,744	1,231,402
					(3,710,387)
					$(1,879,586)

* Non-Income producing investment.

^ This investment is not a direct holding of the Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

FORWARD FOREIGN CURRENCY CONTRACTS

		Currency to
		Deliver/					Unrealized Appreciation/
Settlement Date	Counterparty	Receive	Value	In Exchange For	Value	U.S. Dollar Value	(Depreciation)
To Buy:
12/20/2017	Deutsche Bank	JPY	3,267,731,171	USD	30,263,447	29,126,115	$(1,137,332)
12/20/2017	Deutsche Bank	SEK	342,995,463	USD	43,449,663	44,650,897	1,201,234
							63,902
To Sell:
12/20/2017	Deutsche Bank	USD	34,821,981	AUD	43,377,607	44,212,056	(834,449)
12/20/2017	Deutsche Bank	USD	15,614,106	NZD	21,544,692	21,464,655	80,036
							(754,413)
							$(690,511)

TOTAL RETURN SWAPS ON FORWARD FOREIGN CURRENCY CONTRACTS

		Currency to
		Deliver/					Unrealized Appreciation/
Settlement Date	Counterparty	Receive	Value	In Exchange For	Value	U.S. Dollar Value	(Depreciation)
To Buy:
11/8/2017	Deutsche Bank	CHF	20,249,690	USD	20,892,640	20,899,393	$6,754
11/8/2017	Deutsche Bank	JPY	1,860,579,411	USD	16,610,469	16,512,734	(97,736)
11/8/2017	Deutsche Bank	MXN	311,902,971	USD	17,582,346	17,179,246	(403,099)
11/8/2017	Deutsche Bank	NOK	131,089,626	USD	16,840,157	16,454,312	(385,845)
12/20/2017	Deutsche Bank	CAD	24,501,125	USD	20,175,631	20,735,340	559,709
12/20/2017	Deutsche Bank	SEK	330,439,425	USD	41,410,203	42,325,164	914,960
							594,743
To Sell:
11/8/2017	Deutsche Bank	USD	13,651,314	AUD	17,113,065	16,883,873	229,192
11/8/2017	Deutsche Bank	USD	32,720,694	EUR	27,337,753	26,902,951	434,802
12/20/2017	Deutsche Bank	USD	31,991,389	NZD	44,056,172	44,227,877	(171,705)
							492,289
							$1,087,032

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

JPY - Japanese Yen

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - U.S. Dollar

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

MutualHedge QuantMetrics MultiStrategy Trading Program Swap Top 50 Holdings ^+

FUTURES CONTRACTS
Long Contracts

Number of				Notional Value at	Unrealized Appreciation/
Contracts	Description	Counterparty	Expiration Date	September 30, 2017	(Depreciation)
5	Australian Dollar CME	Morgan Stanley	Dec-17	391,700	$40
4	Japanese Yen CME	Morgan Stanley	Dec-17	444,350	19
34	U.S. 10 Year Note	Morgan Stanley	Dec-17	4,260,625	234
					$293

*	Non-Income producing investment.

^	This investment is not a direct holding of the Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

+	There is a cash balance within the basket to fund future investment activity.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Select CTA Trading Program Total Return Swap Top 50 Holdings ^

FUTURES CONTRACTS
Short Contracts

Number of				Notional Value at	Unrealized Appreciation/
Contracts	Description	Counterparty	Expiration Date	September 30, 2017	(Depreciation)
174	2 Year Euro-Schatz Future	Deutsche Bank	Dec-17	23,046,250	$4,671
182	2 Year U.S. Treasury Notes Future	Deutsche Bank	Dec-17	39,188,703	30,690
126	3 Year Australian Treasury Bond Future	Deutsche Bank	Dec-17	29,687,613	33,486
348	5 Year U.S. Treasury Notes Future	Deutsche Bank	Dec-17	40,895,214	100,371
47	10 Year Australian Treasury Bond Future	Deutsche Bank	Dec-17	35,851,961	25,295
146	10 Year Canadian Govt Bond Future	Deutsche Bank	Dec-17	15,824,329	60,536
30	10 Year Japanese Goverment Bond Future	Deutsche Bank	Dec-17	40,230,722	5,949
399	10 Year U.S. Treasury Notes Future	Deutsche Bank	Dec-17	50,001,819	119,075
122	E-Mini S&P 500	Deutsche Bank	Dec-17	15,326,099	(24,548)
194	Euro Dollar	Deutsche Bank	Dec-17	47,456,937	16,153
238	Feeder Cattle Future	Deutsche Bank	Jun-18	18,437,289	(591,156)
735	Henry Hub Natural Gas Future	Deutsche Bank	Nov-17	22,181,776	406,683
230	JPY/USD	Deutsche Bank	Dec-17	25,587,392	249,025
935	Lean Hog Future	Deutsche Bank	Dec-17	22,282,754	(443,866)
956	Light Sweet Crude Oil (WTI) Future	Deutsche Bank	Dec-17	49,514,355	(41,213)
381	Light Sweet Crude Oil (WTI) Future	Deutsche Bank	Nov-17	19,614,388	(401,946)
845	Live Cattle Future	Deutsche Bank	Dec-17	38,903,349	(1,106,167)
14	Nikkei 225 Future	Deutsche Bank	Dec-17	109,994,653	(23,779)
223	Three Month Canadian Bankers Acceptance Future	Deutsche Bank	Jun-18	43,683,198	(20,045)
					(1,600,786)
Long Contracts
572	2 Year Euro-Schatz Future	Deutsche Bank	Dec-17	75,791,634	(45,055)
186	2 Year U.S. Treasury Notes Future	Deutsche Bank	Dec-17	40,079,923	(74,818)
117	3 Month Euro (EURIBOR)	Deutsche Bank	Sep-19	34,560,071	(5,184)
197	3 Month Sterling	Deutsche Bank	Sep-20	32,732,324	(48,885)
117	3 Month Sterling	Deutsche Bank	Jun-18	19,414,430	(11,251)
116	3 Month Sterling	Deutsche Bank	Jan-18	19,204,501	(11,542)
110	3 Month Sterling	Deutsche Bank	Mar-19	18,263,025	(13,461)
138	5 Year U.S. Treasury Notes Future	Deutsche Bank	Dec-17	16,213,285	(33,878)
47	10 Year Australian Treasury Bond Future	Deutsche Bank	Dec-17	35,734,100	(68,323)
91	10 Year Japanese Goverment Bond Future	Deutsche Bank	Dec-17	121,763,985	(527,947)
240	10 Year U.S. Treasury Notes Future	Deutsche Bank	Dec-17	30,043,044	(60,347)
114	30 Year U.S. Treasury Bonds Future	Deutsche Bank	Dec-17	17,410,352	(232,477)
207	AUD/USD	Deutsche Bank	Dec-17	16,249,742	(209,524)
58	DAX Index Future	Deutsche Bank	Dec-17	21,796,060	398,042
168	E-Mini Dow	Deutsche Bank	Dec-17	18,769,755	352,360
398	E-Mini S&P 500	Deutsche Bank	Dec-17	50,042,610	756,416
218	EUR/USD	Deutsche Bank	Dec-17	32,400,317	(38,445)
541	EURO STOXX 50 Index Future	Deutsche Bank	Dec-17	22,855,445	414,607
315	Euro-BOBL Future	Deutsche Bank	Dec-17	48,791,477	(78,393)
328	Euro-Bund Future	Deutsche Bank	Dec-17	62,477,459	(251,523)
135	Euro Dollar	Deutsche Bank	Sep-18	33,110,216	(35,314)
108	Euro Dollar	Deutsche Bank	Jun-18	26,466,481	(32,408)
85	Euro-OAT Futures	Deutsche Bank	Dec-17	15,535,001	(50,950)
184	GBP/USD	Deutsche Bank	Dec-17	15,449,684	(13,675)
150	Gold	Deutsche Bank	Jan-18	19,266,307	(228,819)
486	Henry Hub Natural Gas Future	Deutsche Bank	Mar-18	15,832,288	9,850
752	Lean Hog Future	Deutsche Bank	Oct-17	16,782,726	(1,210,930)
703	Light Sweet Crude Oil (WTI) Future	Deutsche Bank	Jul-18	36,647,179	52,844
364	Light Sweet Crude Oil (WTI) Future	Deutsche Bank	Dec-17	18,849,111	370,422
697	Live Cattle Future	Deutsche Bank	Oct-17	30,558,716	803,218
53	Nikkei 225 Future	Deutsche Bank	Dec-17	64,101,116	204,274
					78,884
					$(1,521,902)

*	Non-Income producing investment.

^	This investment is not a direct holding of the Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Single CTA Program Total Return Swap Top 50 Holdings^

FUTURES CONTRACTS
Short Contracts

Number of				Notional Value at	Unrealized Appreciation/
Contracts	Descripton	Counterparty	Expiration Date	September 30, 2017	(Depreciation)
86	E-mini Russell 2000	Morgan Stanley	Dec-17	5,757,999	$(329,818)
80	Japanese Yen Currency Future	Morgan Stanley	Dec-17	12,002,052	147,011
16	Swiss Franc Currency Future	Morgan Stanley	Dec-17	3,492,610	8,603
38	U.S. 2 Year Note (CBT)	Morgan Stanley	Dec-17	8,737,489	19,170
8	U.S. 5 Year Note (CBT)	Morgan Stanley	Dec-17	1,584,831	3,129
					(151,905)
Long Contracts
18	3 Month Euro (EURIBOR)	Morgan Stanley	Jun-18	2,261,082	955
20	3 Month Euro (EURIBOR)	Morgan Stanley	Sep-18	4,144,696	1,332
20	3 Month Euro (EURIBOR)	Morgan Stanley	Dec-18	4,520,135	1,532
20	3 Month Euro (EURIBOR)	Morgan Stanley	Mar-19	4,705,891	888
20	3 Month Euro (EURIBOR)	Morgan Stanley	Jun-19	4,703,073	411
20	3 Month Euro (EURIBOR)	Morgan Stanley	Sep-19	4,512,020	67
18	3 Month Euro (EURIBOR)	Morgan Stanley	Dec-19	4,320,779	44
17	3 Month Euro (EURIBOR)	Morgan Stanley	Mar-20	3,942,299	(255)
15	3 Month Euro (EURIBOR)	Morgan Stanley	Jun-20	3,564,165	(999)
13	3 Month Euro (EURIBOR)	Morgan Stanley	Sep-20	3,186,595	(777)
13	90-Day Bank Bill	Morgan Stanley	Dec-17	12,552,874	(1,254)
11	90-Day Bank Bill	Morgan Stanley	Mar-18	11,812,065	(1,368)
5	90-Day Bank Bill	Morgan Stanley	Jun-18	5,901,825	(1,310)
5	90-Day Bank Bill	Morgan Stanley	Sep-18	3,685,635	(1,022)
37	90 Day Euro Dollar	Morgan Stanley	Jun-18	2,398,715	(12,209)
31	90 Day Euro Dollar	Morgan Stanley	Sep-18	3,134,227	(12,388)
29	90 Day Euro Dollar	Morgan Stanley	Dec-18	1,842,160	(12,726)
22	90 Day Euro Dollar	Morgan Stanley	Jun-19	5,340,631	(11,223)
21	90 Day Euro Dollar	Morgan Stanley	Sep-19	5,154,367	(10,415)
38	Australian Dollar Currency Future	Morgan Stanley	Dec-17	2,242,171	(49,208)
43	Canadian Dollar Currency Future	Morgan Stanley	Dec-17	1,981,663	(72,439)
5	Dax Index	Morgan Stanley	Dec-17	1,986,810	46,697
53	Euro FX Currency Future	Morgan Stanley	Dec-17	6,033,674	(75,006)
86	Euro Stoxx 50 Index	Morgan Stanley	Dec-17	3,675,297	86,340
47	Euro-BOBL	Morgan Stanley	Dec-17	5,445,544	(17,866)
32	Euro-Bund	Morgan Stanley	Dec-17	4,279,747	(39,072)
111	Euro-Schatz	Morgan Stanley	Dec-17	11,471,293	(7,512)
2	FTSE/JSE Top 40 Index	Morgan Stanley	Dec-17	1,998,004	(349)
18	Gold, 100 Oz.	Morgan Stanley	Dec-17	1,909,122	(78,454)
11	Hang Seng Index	Morgan Stanley	Oct-17	15,504,575	(5,833)
14	HSCEI Future	Morgan Stanley	Oct-17	7,374,577	(8,738)
5	Japan 10 Year Bond (OSE)	Morgan Stanley	Dec-17	339,156,598	(28,646)
66	Mexican Peso Currency Future	Morgan Stanley	Dec-17	1,342,697	(41,218)
28	Mini MSCI Emerging Market	Morgan Stanley	Dec-17	1,689,284	(18,351)
26	NASDAQ 100 E-mini	Morgan Stanley	Dec-17	2,817,364	3,660
6	New Zealand 3 Month Bill	Morgan Stanley	Dec-17	5,156,734	649
5	New Zealand 3 Month Bill	Morgan Stanley	Mar-18	4,418,255	79
17	Nikkei 225 (OSE)	Morgan Stanley	Dec-17	362,815,890	125,952
14	OMXS 30 Index	Morgan Stanley	Oct-17	2,336,496	10,122
129	S&P 500 E-mini	Morgan Stanley	Dec-17	14,400,678	233,250
8	SPI 200 Future	Morgan Stanley	Dec-17	1,769,526	(5,083)
20	TOPIX Index	Morgan Stanley	Dec-17	304,655,654	117,170
42	U.S. 10 Year Note (CBT)	Morgan Stanley	Dec-17	3,660,889	(61,016)
22	U.S. Long Bond (CBT)	Morgan Stanley	Dec-17	2,061,970	(64,332)
14	U.S. Ultra Bond (CBT)	Morgan Stanley	Dec-17	1,361,851	(46,870)
					(56,791)
					$(208,696)

*	Non-Income producing investment.

^	This investment is not a direct holding of the Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

ASSETS
Investment securities:
At cost	$150,261,316
At fair value	$150,038,865
Cash	31,868,022
Cash on deposit with broker - swap margin balance	55,977,900
Net unrealized appreciation from swap contracts	12,988,722
Receivable for securities sold	29,943,750
Receivable for fund shares sold	219,381
Interest receivable	296,588
Prepaid expenses and other assets	37,070
TOTAL ASSETS	281,370,298

LIABILITIES
Due to broker - swap contract	23,467,398
Payable for fund shares repurchased	384,491
Investment advisory fees payable	344,204
Distribution (12b-1) fees payable	39,294
Trustees fees payable	2,469
Payable to related parties	21,499
Accrued expenses and other liabilities	48,761
TOTAL LIABILITIES	24,308,116
NET ASSETS	$257,062,182

Composition of Net Assets:
Paid in capital	$375,371,250
Accumulated net investment loss	(136,154,894)
Accumulated net realized gain from security transactions and swap contracts	5,079,555
Net unrealized appreciation of investments and swap contracts	12,766,271
NET ASSETS	$257,062,182

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)
September 30, 2017

Net Asset Value Per Share:
Class A Shares:
Net Assets	$72,169,097
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	8,966,524
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)(b)	$8.05
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$8.54

Class C Shares:
Net Assets	$32,202,600
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	4,155,076
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$7.75

Class I Shares:
Net Assets	$152,690,485
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	18,805,787
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$8.12

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2017

INVESTMENT INCOME
Dividends	$344,364
Interest	1,041,118
TOTAL INVESTMENT INCOME	1,385,482
EXPENSES
Investment advisory fees	4,179,658
Distribution (12b-1) fees:
Class A	245,127
Class C	388,481
Administrative services fees	191,983
Shareholder services fees	159,496
Printing and postage expenses	56,956
Transfer agent fees	137,473
Registration fees	53,852
Accounting services fees	65,893
Custodian fees	27,865
Trustees fees and expenses	2,758
Legal fees	24,031
Insurance expense	7,242
Compliance officer fees	26,892
Audit fees	44,308
Other expenses	3,896
TOTAL EXPENSES	5,615,911
Less: Fees waived by the Advisor	(84,615)
NET EXPENSES	5,531,296
NET INVESTMENT LOSS	(4,145,814)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
Investment transactions	(261,811)
Swap contracts	7,861,828
7,600,017
Net change in unrealized depreciation of:
Investments	(1,216,781)
Swap contracts	(18,821,316)
(20,038,097)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(12,438,080)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,583,894)

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2017	2016
FROM OPERATIONS
Net investment loss	$(4,145,814)	$(2,425,173)
Net realized gain from investment transactions and swap contracts	7,600,017	3,935,530
Distributions from exchange traded funds	—	72,445
Net change in unrealized appreciation/(depreciation) of investments and swap contracts	(20,038,097)	8,529,326
Net increase/(decrease) in net assets resulting from operations	(16,583,894)	10,112,128
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(1,370,468)	(13,929,048)
Class C	(204,203)	(4,743,759)
Class I	(2,207,024)	(12,278,871)
From net realized gains
Class A	(522,738)	(149,235)
Class C	(208,652)	(54,066)
Class I	(694,236)	(128,705)
From return of capital
Class A	(1,742,454)	—
Class C	(695,505)	—
Class I	(2,314,115)	—
Net decrease in net assets from distributions to shareholders	(9,959,395)	(31,283,684)
CAPITAL TRANSACTIONS
Proceeds from shares sold:
Class A	26,246,576	40,157,621
Class C	4,768,150	11,450,576
Class I	80,552,712	116,680,815
Net asset value of shares issued in reinvestment of distributions:
Class A	3,340,499	12,539,359
Class C	1,042,026	4,398,989
Class I	4,595,148	11,061,375
Redemption fee proceeds:
Class A	4,460	8,091
Class C	133	3,219
Class I	2,098	10,177
Payments for shares redeemed:
Class A	(64,921,887)	(48,612,525)
Class C	(15,724,439)	(8,925,455)
Class I	(78,102,705)	(80,054,540)
Total Increase/(Decrease) in Net Assets from Capital Transactions	(38,197,229)	58,717,702
TOTAL INCREASE/(DECREASE) IN NET ASSETS	(64,740,518)	37,546,146

NET ASSETS
Beginning of Period	321,802,700	284,256,554
End of Period *	$257,062,182	$321,802,700
* Includes accumulated net investment loss of:	$(136,154,894)	$(128,800,031)

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2017	2016
SHARE ACTIVITY
Class A:
Shares Sold	3,075,276	4,419,636
Shares Reinvested	390,702	1,492,781
Shares Redeemed	(7,683,582)	(5,383,536)
Net increase/(decrease) in shares of beneficial interest outstanding	(4,217,604)	528,881

Class C:
Shares Sold	580,405	1,308,428
Shares Reinvested	125,848	539,753
Shares Redeemed	(1,911,410)	(1,021,315)
Net increase/(decrease) in shares of beneficial interest outstanding	(1,205,157)	826,866

Class I:
Shares Sold	9,396,726	12,918,557
Shares Reinvested	533,699	1,307,491
Shares Redeemed	(9,112,082)	(8,798,123)
Net increase in shares of beneficial interest outstanding	818,343	5,427,925

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	September 30,	September 30,	September 30,		September 30,		September 30,
	2017	2016	2015		2014		2013

Net asset value, beginning of period	$8.82	$9.57	$9.45		$8.85		$9.94
Activity from investment operations:
Net investment loss (1)	(0.12)	(0.07)	(0.08)		(0.11)		(0.12)
Net realized and unrealized gain/(loss) on investments	(0.36)	0.44	1.10		0.73		(0.97)
Total from investment operations	(0.48)	0.37	1.02		0.62		(1.09)
Less distributions from:
Net investment income	(0.11)	(1.11)	(0.86)		—		—
Net realized gains	(0.04)	(0.01)	(0.04)		(0.02)		—
Return of capital	(0.14)	—	—		—		—
Total distributions	(0.29)	(1.12)	(0.90)		(0.02)		—
Paid-in-Capital From Redemption Fees (6)	0.00	0.00	0.00		0.00		0.00
Net asset value, end of period	$8.05	$8.82	$9.57		$9.45		$8.85
Total return (2)	(5.67)%	4.48%	11.23%		6.99%		(10.97)%
Net assets, at end of period (000s)	$72,169	$116,245	$121,148		$126,760		$278,757
Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average net assets (3)(4)(7)	1.97%	2.00%	1.97%		2.40%		2.35%
Ratio of net expenses to average net assets (4)(8)	1.95%	1.88%	1.87%		2.19%		2.24%
Ratio of net investment loss to average net assets (5)(9)	(1.46)%	(0.81)%	(0.85)%		(1.24)%		(1.27)%
Portfolio Turnover Rate	78%	20%	0	% (10)	0	% (10)	0	% (10)

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Does not include the expenses of other exchange traded funds in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Ratio of gross expenses to average net assets excluding the expenses of MFL-CFC (3)(4)	1.97%	2.00%	1.96%	2.07%	1.98%

(8)	Ratio of net expenses to average net assets excluding the expenses of MFL-CFC (4)	1.95%	1.88%	1.86%	1.86%	1.86%

(9)	Ratio of net investment loss to average net assets excluding the income and expenses of MFL-CFC (5)	(1.46)%	(0.81)%	(0.84)%	(0.90)%	(0.90)%

(10)	Amount represents less than 0.5%.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	September 30,	September 30,	September 30,		September 30,		September 30,
	2017	2016	2015		2014		2013

Net asset value, beginning of period	$8.50	$9.26	$9.17		$8.65		$9.78
Activity from investment operations:
Net investment loss (1)	(0.18)	(0.14)	(0.15)		(0.18)		(0.19)
Net realized and unrealized gain/(loss) on investments	(0.35)	0.43	1.06		0.72		(0.94)
Total from investment operations	(0.53)	0.29	0.91		0.54		(1.13)
Less distributions from:
Net investment income	(0.04)	(1.04)	(0.78)		—		—
Net realized gains	(0.04)	(0.01)	(0.04)		(0.02)		—
Return of capital	(0.14)	—	—		—		—
Total distributions	(0.22)	(1.05)	(0.82)		(0.02)		—
Paid-in-Capital From Redemption Fees (6)	0.00	0.00	0.00		0.00		0.00
Net asset value, end of period	$7.75	$8.50	$9.26		$9.17		$8.65
Total return (2)	(6.41)%	3.69%	10.35%		6.23%		(11.55)%
Net assets, at end of period (000s)	$32,203	$45,572	$41,990		$37,348		$53,154
Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average net assets (3)(4)(7)	2.73%	2.75%	2.72%		3.15%		3.10%
Ratio of net expenses to average net assets (4)(8)	2.70%	2.63%	2.62%		2.94%		2.99%
Ratio of net investment loss to average net assets (5)(9)	(2.21)%	(1.57)%	(1.61)%		(2.01)%		(2.02)%
Portfolio Turnover Rate	78%	20%	0	% (10)	0	% (10)	0	% (10)

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Does not include the expenses of other exchange traded funds in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Ratio of gross expenses to average net assets excluding the expenses of MFL-CFC (3)(4)	2.73%	2.75%	2.71%	2.82%	2.73%

(8)	Ratio of net expenses to average net assets excluding the expenses of MFL-CFC (4)	2.70%	2.63%	2.61%	2.61%	2.61%

(9)	Ratio of net investment loss to average net assets excluding the income and expenses of MFL-CFC (5)	(2.21)%	(1.57)%	(1.60)%	(1.68)%	(1.65)%

(10)	Amount represents less than 0.5%.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	September 30,	September 30,	September 30,		September 30,		September 30,
	2017	2016	2015		2014		2013

Net asset value, beginning of period	$8.89	$9.64	$9.52		$8.89		$9.96
Activity from investment operations:
Net investment loss (1)	(0.10)	(0.05)	(0.06)		(0.09)		(0.10)
Net realized and unrealized gain/(loss) on investments	(0.36)	0.45	1.11		0.74		(0.97)
Total from investment operations	(0.46)	0.40	1.05		0.65		(1.07)
Less distributions from:
Net investment income	(0.13)	(1.14)	(0.89)		—		—
Net realized gains	(0.04)	(0.01)	(0.04)		(0.02)		—
Return of capital	(0.14)	—	—		—		—
Total distributions	(0.31)	(1.15)	(0.93)		(0.02)		—
Paid-in-Capital From Redemption Fees (6)	0.00	0.00	0.00		0.00		0.00
Net asset value, end of period	$8.12	$8.89	$9.64		$9.52		$8.89
Total return (2)	(5.37)%	4.73%	11.48%		7.30%		(10.74)%
Net assets, at end of period (000s)	$152,690	$159,985	$121,119		$134,317		$236,188
Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average net assets (3)(4)(7)	1.74%	1.74%	1.72%		2.15%		2.10%
Ratio of net expenses to average net assets (4)(8)	1.70%	1.63%	1.62%		1.94%		1.99%
Ratio of net investment loss to average net assets (5)(9)	(1.22)%	(0.59)%	(0.60)%		(1.01)%		(1.03)%
Portfolio Turnover Rate	78%	20%	0	% (10)	0	% (10)	0	% (10)

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Does not include the expenses of other exchange traded funds in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Ratio of gross expenses to average net assets excluding the expenses of MFL-CFC (3)(4)	1.74%	1.74%	1.71%	1.82%	1.73%

(8)	Ratio of net expenses to average net assets excluding the expenses of MFL-CFC (4)	1.70%	1.63%	1.61%	1.61%	1.61%

(9)	Ratio of net investment loss to average net assets excluding the income and expenses of MFL-CFC (5)	(1.22)%	(0.59)%	(0.59)%	(0.67)%	(0.65)%

(10)	Amount represents less than 0.5%.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2017

1.	ORGANIZATION

The Equinox MutualHedge Futures Strategy Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks to achieve capital appreciation in both rising and falling (bull and bear) equity markets with an annual volatility that is generally lower than the volatility experienced by the S&P 500 Index. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair valuation team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2017 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Notes	$—	$106,821,604	$—	$106,821,604
Short-term Investments	43,217,261	—	—	43,217,261
Swap Contracts	—	12,988,722	—	12,988,722
Total	$43,217,261	$119,810,326	$—	$163,027,587

There were no transfers in to or out of any level during the current period presented. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

The Fund did not hold any level 3 securities during the period.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include MutualHedge Fund Limited (“MFL-CFC”), a wholly owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

A summary of the Fund’s investments in the MFL-CFC is as follows:

			% of the Fund’s
	Inception Date of	MFL-CFC Net Assets at	Total Net Assets at
	MFL-CFC	September 30, 2017	September 30, 2017
MFL-CFC	1/12/2010	$ 59,457,811	23.1%

For tax purposes, MFL-CFC is an exempted Cayman investment company. MFL-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, MFL-CFC is a CFC and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, MFL-CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the consolidated portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in the part of the Fund’s cash that is held at the broker. The Fund could be unable to recover assets held at the broker, including assets directly traceable to the Fund, in the event of the broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014 2016) or expected to be taken on the Fund’s 2017 return. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day as reported by the swap counterparty. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

The Fund and its subsidiary maintain short-term investments, up to 20% of the notional value of the swap, as collateral to secure its obligations under the swap. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. In order to maintain prudent risk exposure to the counterparty, the Advisor will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the Advisor may determine. If the Advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety. For the year ended September 30, 2017, the net change in unrealized depreciation on swap contracts was $18,821,316. For the year ended September 30, 2017, the Fund had realized gains of $7,867,678 on swap contracts.

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s asset and liability derivatives available for offset under a master netting arrangement along with collateral pledged for these contracts as of September 30, 2017.

Amounts not offset in the Consolidated Statement of Assets and Liabilities

				Gross Amounts Not Offset in the
				Consolidated Statement of Assets &
				Liabilities
		Gross Amounts
		Offset in the
		Consolidated	Net Amount of Assets
	Gross Amounts of	Statement of	Present in the
	Recognized	Assets and	Consolidated Statement	Financial		Cash Collateral
Description	Assets	Liabilities	of Assets and Liabilities	Instruments		Pledged	Total
Swap Contracts	$18,368,252	$5,379,530	$12,988,722	$—	(1)	$—	$12,988,722
Total	$18,368,252	$5,379,530	$12,988,722	$—		$—	$12,988,722

(1)	The table above does not include additional cash collateral pledged to the counterparty. Additional cash and financial instruments pledged as collateral as of September 30, 2017 was $86,206,439.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2017:

Location on the Consolidated Statement of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives
Equity/Currency/ Commodity/ Interest Rate Contracts	Net unrealized appreciation from swap contracts

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2017:

Asset Derivatives Investment Fair Value

		Mixed:
	Mixed: Currency,	Commodity,
	Equity, and	Currency, Equity,	Total as of
	Interest Rate	and Interest Rate	September 30, 2017
Swap Contracts	$—	$18,368,252	$18,368,252
	$—	$18,368,252	$18,368,252

Liability Derivatives Investment Fair Value

		Mixed:
	Mixed: Currency,	Commodity,
	Equity, and	Currency, Equity,	Total as of
	Interest Rate	and Interest Rate	September 30, 2017
Swap Contracts	$5,121,327	$258,204	$5,379,531
	$5,121,327	$258,204	$5,379,531

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2017:

Derivative Investment Type	Location of Gain on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized gain from swap contracts Net change in unrealized depreciation of swap contracts

The following is a summary of the Fund’s realized and unrealized gain/(loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended September 30, 2017:

Net Change in unrealized gain on derivatives recognized in the Consolidated Statement of Operations
	Mixed: Currency, Equity, and Interest	Mixed: Commodity, Currency, Equity,	Total for the
Derivative Investment Type	Rate	and Interest Rate	year ended September 30, 2017
Swap Contract	$(5,121,326)	$(13,699,990)	$(18,821,316)
	$(5,121,326)	$(13,699,990)	$(18,821,316)

Realized gain on derivatives recognized in the Consolidated Statement of Operations
	Mixed: Currency, Equity, and Interest	Mixed: Commodity, Currency, Equity,	Total for the
Derivative Investment Type	Rate	and Interest Rate	year ended September 30, 2017
Swap Contract	$(373,430)	$8,241,108	$7,867,678
	$(373,430)	$8,241,108	$7,867,678

The notional value of the derivative instruments outstanding as of September 30, 2017 as disclosed in the Consolidated Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to $100,079,081 and $141,689,506, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Equinox Institutional Asset Management, LP serves as the Fund’s Investment Advisor (the “Advisor”). Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, calculated and accrued daily and paid monthly, at an annual rate of 1.45% of the Fund’s average daily net assets. For the year ended September 30, 2017, the Advisor earned $4,179,658 in advisory fees. As of September 30, 2017, the Fund had a payable for advisory fees of $344,204.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until January 31, 2018, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs (such as interest and dividend expenses on securities sold short), taxes or extraordinary expenses, such as litigation expenses) do not exceed 1.95%, 2.70% and 1.70% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively (the “Expense Limitation”). Prior to August 16, 2016, the Advisor agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs (such as interest and dividend expenses on securities sold short), taxes or extraordinary expenses, such as litigation expenses) did not exceed 1.86%, 2.61% and 1.61% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively (the “Expense Limitation”). For the year ended September 30, 2017, the Advisor waived $84,615 in advisory fees.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation that was in place at the time of the original expense waiver. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed the Expense Limitation, the reimbursements shall be suspended.

The following amounts are subject to recapture by the Fund by the following dates:

9/30/2018	$302,556
9/30/2019	$346,508
9/30/2020	$ 84,615

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. The following chart identifies the year and amounts that have expired:

9/30/2017	$811,540
9/30/2016	$908,115
9/30/2015	$301,993

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A and Class C shares (“Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A and 1.00% of its average daily net assets for Class C shares which is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the year ended September 30, 2017, Class A and Class C shares of the Fund paid fees of $245,127 and $388,481, respectively, pursuant to the Plans.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares. During the year ended September 30, 2017, the Distributor received $72,974 and $50,560 in underwriting commissions for sales of Class A and Class C shares respectively, of which $10,595 and $4,141 was retained by the principal underwriter or other affiliated broker-dealers for Class A and Class C shares, respectively.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended September 30, 2017, the Fund received $6,691 in redemption fees.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

6.	AGGREGATE UNREALIZED APPRECICATION AND DEPRECIATION TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at September 30, 2017, were as follows:

Cost for Federal Tax purposes	$150,261,316

Unrealized Appreciation	$19
Unrealized Depreciation	(222,470)
Tax Net Unrealized Depreciation	(222,451)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2017	September 30, 2016
Ordinary Income	$3,783,954	$30,951,678
Long-Term Capital Gain	1,423,367	332,006
Return of Capital	4,752,074	—
	$9,959,395	$31,283,684

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	&(8,956,696)	$—	$(109,129,921)	$(222,451)	$(111,309,068)

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net investment income (loss) and accumulated net realized gain (loss) is primarily attributable to the tax treatment of the Fund’s wholly-owned subsidiary and mark-to-market adjustments for open swap contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $8,694,494.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $262,202.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and short-term capital gains tax adjustments for swaps, resulted in reclassifications for the Fund for the fiscal year ended September 30, 2017 as follows.

Paid	Undistributed	Accumulated
In	Ordinary	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(945,685)	$572,646	$373,039

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of September 30, 2017, beneficial ownership in excess of 25% is as follows:

Beneficial Owner	% of Outstanding Shares
Raymond James	50%

The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued. Management has concluded that there were no events or transactions requiring adjustment or disclosure in the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Equinox MutualHedge Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Equinox MutualHedge Futures Strategy Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equinox MutualHedge Futures Strategy Fund as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado
November 29, 2017

Equinox MutualHedge Futures Strategy Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including upfront and deferred sales charges (loads) on purchases of Class A shares and deferred sales charges (loads) on certain redemptions of Class C shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Expenses Paid	Annualized
	Account Value	Value	During Period*	Expense
Actual	4-1-17	9-30-17	4/1/17 – 9/30/17	Ratio
Class A	$1,000.00	$935.00	$ 9.46	1.95%
Class C	1,000.00	931.50	13.07	2.70%
Class I	1,000.00	936.60	8.25	1.70%

		Ending
	Beginning	Account	Expenses Paid	Annualized
Hypothetical	Account Value	Value	During Period*	Expense
(5% return before expenses)	4-1-17	9-30-17	4/1/17 – 9/30/17	Ratio
Class A	$1,000.00	$1,015.29	$ 9.85	1.95%
Class C	1,000.00	1,011.53	13.62	2.70%
Class I	1,000.00	1,016.55	8.59	1.70%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Equinox MutualHedge Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

Equinox MutualHedge Futures Strategy Fund (Adviser – Equinox Institutional Asset Management, L.P.)*

In connection with the regular meeting held on September 26-27, 2017 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Equinox Institutional Asset Management, L.P. (“Equinox”) and the Trust, with respect to the Equinox MutualHedge Futures Strategy Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the adviser was a subsidiary of the Equinox Financial Group, LLC, which managed approximately $1.2 billion in assets and offered a wide range of alternative investment options with customized strategies. The Trustees reviewed the background of key adviser investment personnel and acknowledged their academic achievements while also noting their diverse financial industry history, which included experience with hedge funds, managed futures, and as well as other liquid alternative investments. The Trustees noted that the adviser made several personnel changes including naming a new Chief Administrative Officer responsible for accounting and operations. The Trustees reviewed the adviser’s investment process and noted that it allocates and periodically rebalances assets among selected investment vehicles to diversify exposure and manage volatility. The Trustees found the research and analysis that the adviser performed to execute its investment process to be comprehensive and thorough. The Trustees noted that the adviser had sufficiently experienced personnel and resources to support a complex investment strategy and due diligence process. The Trustees concluded that the adviser would continue to provide high quality service to Equinox and its shareholders.

Performance. The Trustees noted that the Fund had outperformed its peer group median for the 1-, 3-, 5-year, and since inception periods. They further observed that the Fund outperformed its Morningstar category median for the 1-, 3-, and since inception periods and only slightly underperformed the category median for the 5-year period. They discussed that the Fund was ranked first in its peer group and Morningstar category since inception. The Trustees concluded that the Fund’s strong performance was indicative of the adviser successfully managing the Fund in accordance with its stated investment strategy and objective.

Fees and Expenses. The Trustees reviewed the adviser’s management fee of 1.45% and noted that it was higher than its Morningstar category median but lower than its peer group median. They further observed that it was well within the ranges of both groups. The Trustees discussed the Fund’s net expense ratio of 1.70%, which they noted was lower than its peer group median, but higher than its Morningstar category median, although well within the range of the category. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Equinox MutualHedge Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

Profitability. The Trustees reviewed the profitability analysis provided by the adviser and considered whether it earned a fair entrepreneurial profit in connection with its relationship with the Fund. They noted that the adviser realized a healthy profit over the past 12 months, but agreed that the amount of profit was not unreasonable in terms of percentage of revenue. The Trustees concluded that the adviser’s profit was not excessive.

Economies of Scale. The Trustees considered whether the adviser and the Fund had realized economies of scale. They agreed that based on the Fund’s current asset size and profit level, the absence of breakpoints was acceptable at this time. The Trustees discussed the adviser’s position on breakpoints and noted that the adviser indicated willingness to discuss breakpoints as the Fund’s asset levels increase. The Trustees agreed to revisit the matter as the Fund continued to grow.

Conclusion. Having requested and received such information from the adviser as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the agreement was in the best interests of the shareholders of Equinox.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Equinox MutualHedge Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012 to 02-2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions at a major investment bank including CFO-Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Prior thereto he spent 10 years at a global public accounting firm in the emergency companies and multi-national audit practices. Consultant to small and emerging businesses (since 2000).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, AdvisorOne Funds (2004-2013); The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust (for series not affiliated with the Fund since 2007); Northern Lights Variable Trust (since 2007); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2010);

9/30/17 – NLFT_v6

Equinox MutualHedge Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers* 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013***	President of the Trust (2006-June 2017); Chief Executive Officer, Gemini Alternative Funds, LLC (2013 – April 2017); Chief Executive Officer, Gemini Hedge Fund Services, LLC (2013 – April 2017); Chief Executive Officer, Gemini Fund Services, LLC (2012 – April 2017); President and Manager, Gemini Fund Services, LLC (2006 – 2012)	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017);Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2017, the Trust was comprised of 79 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his past affiliation with Gemini Fund Services, LLC, the Trust’s Administrator, Fund Accountant and Transfer Agent.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-643-3431.

9/30/17 – NLFT_v6

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-643-3431 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-643-3431.

INVESTMENT ADVISOR
Equinox Institutional Asset Management, LP
47 Hulfish St. Suite 510
Princeton, NJ 08542

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $33,250

2016 - $37,500

2015 - $37,500

2014 - $37,500

(b)	Audit-Related Fees

2017 – None

2016 – None

2015 – None

2014 - None

(c)	Tax Fees

2017 - $6,000

2016 - $7,500

2015 - $7,500

2014 - $7,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 – None

2016 – None

2015 – None

2014 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2014  2015   2016    2017

Audit-Related Fees:      0.00% 0.00% 0.00% 0.00%

Tax Fees:       0.00% 0.00% 0.00% 0.00%

All Other Fees:      0.00% 0.00% 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 12/7/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 12/7/2017

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer

Date 12/7/2017